Exhibit 10.15

AMENDMENT NO. 1 TO
COMPANY VOTING AGREEMENT

THIS AMENDMENT NO. 1 TO COMPANY VOTING AGREEMENT (this “Amendment”) is made and entered into as of September ___, 2006 by and among Broadcaster, Inc., a California corporation formerly known as International Microcomputer Software, Inc. (“Broadcaster”), Broadcaster Networks, Inc., a Delaware corporation formerly known as Broadcaster, Inc. (“IMSI Delaware”), and the undersigned former stockholders (the “Stockholders”) of AccessMedia Networks, Inc., a Delaware corporation (the “Company”).

WHEREAS, the parties have entered into that certain Company Voting Agreement, dated as of December 16, 2005 (the “Agreement”), pursuant to which the Stockholders have agreed to, among other things, vote any and all Subject Shares Beneficially Owned by such Stockholders in favor of directors nominated by Broadcaster; and

WHEREAS, in accordance with Section 8 of the Agreement, the parties now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning set forth in Agreement.

2. Section 1(d) of the Agreement shall be amended and restated to read in its entirety as follows:

(d) “Expiration Date” means the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the date on which the Merger Agreement is terminated pursuant to its terms; provided, however, that the obligations of Stockholder under Sections 2(a)(iv) and (b) hereof shall survive the Expiration Date until the earlier of (i) December 31, 2010 and (ii) the date on which the aggregate number of shares issued pursuant to the Merger Agreement to the former stockholders of AccessMedia, exclusive of any shares issued in connection with any banking, consulting, broker or other fees or arrangements related to the Merger, represent a majority of the outstanding shares of common stock of IMSI (the “Voting Termination Date”).

3. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Company Voting Agreement as of the date first set forth above.

BROADCASTER, INC.

By: ____________________________________
Name: Martin Wade, III
Title: Chief Executive Officer

BROADCASTER NETWORKS, INC.

By: ____________________________________
Name: Martin Wade, III
Title: Chief Executive Officer

ACCM ACQUISITION CORP.

By: ____________________________________
Name: Martin Wade, III
Title: Chief Executive Officer

STOCKHOLDERS:

________________________________________
MICHAEL GARDNER

BROADCASTER LLC

By: ____________________________________
Name: Nolan Quan
Title: Managing Member

ACCESSMEDIA TECHNOLOGIES LLC

By: ____________________________________
Name: Nolan Quan
Title: Managing Member

SOFTWARE PEOPLE LLC

By: ____________________________________
Name: Nolan Quan
Title: Managing Member

TRANS GLOBAL MEDIA LLC

By: ____________________________________
Name: Nolan Quan
Title: Managing Member